 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 11, 2025

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03        AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE
IN FISCAL YEAR

As further described below in Item 5.07 of this Current Report on Form 8-K (“Form 8-K”), at the 2025 annual meeting of stockholders (the “Annual Meeting”) of DICK'S Sporting Goods, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”) to increase the number of authorized shares of common stock and Class B common stock. The Company's Board of Directors (the "Board") previously approved the Charter Amendment, subject to stockholder approval at the Annual Meeting. On June 11, 2025, the Company filed a Charter Amendment with the Delaware Secretary of State, which became effective upon filing. The foregoing description is a summary only, and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, which is being filed as Exhibit 3.1 to this Form 8-K.

ITEM 5.07        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)  The Annual Meeting was held on June 11, 2025.

(b)  Five (5) proposals were submitted by the Company's Board to a vote of Company stockholders, and the final results of the voting on each proposal are noted below.

The Company’s stockholders (i) elected each of the Board’s twelve (12) nominees for Director for terms that expire in 2026, or until their successors are duly elected and qualified; (ii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s 2025 Proxy Statement; (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2025; (iv) approved the amendment to the Company's Charter to increase the number of authorized shares of common stock and class B common stock; and (v) did not approve a stockholder proposal requesting that the Company conduct an evaluation and issue a report with respect to affirmative action initiatives that impact the Company's risk related to actual and perceived discrimination.

Proposal No. 1- Election of Directors

Nominee	For	Withheld	Broker Non-Vote
Mark J. Barrenechea	269,839,732	1,495,206	6,507,478
Emanuel Chirico	267,877,646	3,457,292	6,507,478
William J. Colombo	258,766,772	12,568,166	6,507,478
Robert W. Eddy	261,304,216	10,030,722	6,507,478
Anne Fink	253,309,660	18,025,278	6,507,478
Larry Fitzgerald, Jr.	261,302,141	10,032,797	6,507,478
Lauren R. Hobart	270,472,577	862,361	6,507,478
Sandeep Mathrani	270,860,615	474,323	6,507,478
Desiree Ralls-Morrison	270,873,772	461,166	6,507,478
Lawrence J. Schorr	258,664,960	12,669,978	6,507,478
Edward W. Stack	269,665,377	1,669,561	6,507,478
Larry D. Stone	258,473,443	12,861,495	6,507,478

Proposal No. 2 - Non-Binding Advisory Vote to Approve Compensation of Named Executive Officers, as disclosed in the Company's 2025 Proxy Statement

For	Against	Abstain	Broker Non-Vote
268,190,052	3,051,456	93,430	6,507,478

Proposal No. 3 - Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for Fiscal 2025

For	Against	Abstain	Broker Non-Vote
275,610,230	2,197,373	34,813	—

Proposal No. 4 - Approval of an Amendment to the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock and Class B Common Stock.

For	Against	Abstain	Broker Non-Vote
238,061,813	39,719,997	60,606	—

Proposal No. 5 - Stockholder Proposal - Affirmative Action Risks Report.

For	Against	Abstain	Broker Non-Vote
533,325	270,516,025	285,588	6,507,478

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description
Exhibit 3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: June 13, 2025	By:	/s/ NAVDEEP GUPTA
	Name:	Navdeep Gupta
	Title:	Executive Vice President - Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)